Exhibit 32.1


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    March 22, 2004      By: /s/ Douglas C. Lloyd
                              Douglas C. Lloyd,
                              President and Chief Executive Officer

Dated:    March 22, 2004      By: /s/ Douglas C. Lloyd
                              Douglas C. Lloyd,
                              Principal Financial Officer